SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



         000-22609                                       84-1339282
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   (Commission File Number)                    (IRS Employer Identification No.)


  1801 CALIFORNIA STREET                   DENVER, COLORADO              80202
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.      OTHER EVENTS

On May 16, 2001, Joseph P. Nacchio, chairman and chief executive officer of Qwest Communications International Inc. ("Qwest"), entered into a planned and structured daily stock sales program for Mr. Nacchio to sell stock that will be issued upon the exercise of approximately 4.7 million options that he was granted in June 1997. These options must be exercised by June 30, 2003. Mr. Nacchio has an additional 14 million stock options and 471,000 Qwest shares that are not included in the program.

This Current Report on Form 8-K includes a description of Mr. Nacchio's present intent as reported to Qwest, for which Qwest assumes no responsibility. Qwest undertakes no obligation to release publicly any change in Mr. Nacchio's intent as may be reflected in a modification or termination of his plan after the date hereof or otherwise.

FORWARD LOOKING STATEMENTS WARNING

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Qwest makes no representation with respect to any materials available on the Internet, including materials available on Qwest's website.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:    May 17, 2001               By: /s/ YASH A. RANA
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                                        Yash A. Rana
                                        Vice President


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